                                                                     EXHIBIT 1.1

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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| NUMBER |          [LOGO OF TUESDAY MORNING APPEARS HERE]            | SHARES |
|        |                                                            |        |
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THIS CERTIFICATE IS TRANSFERABLE IN          CUSIP 899035 50 5
NEW YORK, N.Y. OR HEDGEFIELD PARK, N.J.      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES,
                     OF THE PAR VALUE OF ONE CENT ($0.01),
                            OF THE COMMON STOCK OF

                          TUESDAY MORNING CORPORATION

              [CERTIFICATE OF STOCK APPEARS OVER PARAGRAPH BELOW]

transferable on the books of the Corporation by the holder, hereof in person, or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated
                                               [STOCK              COUNTERSIGNED AND REGISTERED
     /s/ Jerry M. Smith                     CERTIFICATE                              ChaseMellon Shareholder Services L.L.C.
                   President                    SEAL                                                    TRANSFER AGENT AND REGISTRAR
                                              APPEARS
     /s/ Mark E. Jarvis                         HERE]              BY
                   Senior Vice President
                                                                                                                AUTHORIZED SIGNATURE

                    [LOGO OF TUESDAY MORNING APPEARS HERE]

     The Company will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Company, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Company or to its Transfer Agent and Registrar.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM     -as tenants in common                   UNIF GIFT MIN ACT-     ........Custodian........
                                                                                    (Cust)          (Minor)
       TEN ENT     -as tenants by the entireties                                under Uniform Gifts to Minors

       JT TEN      -as joint tenants with right
                   of survivorship and not as                                     Act......................
                   tenants in common                                                        (State)

    Additional abbreviations may also be used though not in the above list

     For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                                      |
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                  Please print or typewrite name and address,
                    including postal zip code of assignee.

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:_______________________


              NOTICE:
     THE SIGNATURE(S) TO THIS          X_______________________________________
     ASSIGNMENT MUST CORRES-                          (SIGNATURE)
     POND WITH THE NAMES(S) AS
     WRITTEN ON THE FACE OF
     THE CERTIFICATE IN EVERY          X_______________________________________
     PARTICULAR WITHOUT ALTER-                        (SIGNATURE)
     ATION OR ENLARGEMENT OR
     ANY CHANGE WHATEVER.
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                                      | THE SIGNATURE(S) SHOULD BE GUARANTEED  |
                                      | BY AN ELIGIBLE GUARANTOR INSTITUTION   |
                                      | (BANKS, STOCKBROKERS, SAVINGS AND LOAN |
                                      | ASSOCIATIONS AND CREDIT UNIONS WITH    |
                                      | MEMBERSHIP IN AN APPROVED SIGNATURE    |
                                      | GUARANTEE MEDALLION PROGRAM), PURSUANT |
                                      | TO S.E.C. RULE 17Ac-15.                |
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                                      | SIGNATURE(S) GUARANTEED BY:            |
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